SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) MAY 21, 1998


                                STERLING BANCORP
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             (Exact name of registrant as specified in its charter)



     NEW YORK                       1-5273-1                           13-2565216
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(State of incorporation)     (Commission File Number)      (IRS Employer Identification No.)
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                                 430 PARK AVENUE
                          NEW YORK, NEW YORK 10022-3505
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                    (Address of principal executive offices)


                                 (212) 826-8000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEMS 1 - 4.  Not Applicable.

ITEM 5.  OTHER EVENTS.

         On May 21, 1998, the Board of Directors of Sterling Bancorp, a New York corporation ("Sterling" or the "Company"), determined to extend and update its shareholder protection rights plan, effective at the close of business on June
15, 1998 (the "Record Time"). As revised, rights issued under Sterling's plan will have an exercise price of $100 and are scheduled to be effective until the close of business on June 14, 2008 (subject to redemption and earlier expiration).

Issuance of the New Rights and Redemption of the Current Rights

         To accomplish the extension and update of its rights plan, Sterling's
Board of Directors:

          (1) Declared a dividend, payable at the Record Time, of one right
     (each, a "New Right") for each outstanding share of common stock, par value
     $1.00 per share ("Common Stock"), of the Company held of record at the Record Time;

          (2) Authorized the issuance of one New Right for each share of Common
     Stock issued after the Record Time and prior to the Separation Time or issued after the Separation Time pursuant to options and convertible securities outstanding at the Separation Time; and

          (3) Elected to redeem all rights (each, a "Current Right") outstanding pursuant to the Rights Agreement, dated as of March 3, 1989, between the Company and The Chase Manhattan Bank, as Rights Agent (as successor to
     Manufacturers Hanover Trust Company), for the redemption price provided therein (currently $.01 per Current Right).

The redemption of the Current Rights will be effective at the time the dividend of New Rights is paid (which is scheduled to be the Record Time), and holders of record at such time will be paid the redemption price on June 30, 1998 (provided that Current Rights are in fact redeemed before that date).

Terms of the New Rights and the New Rights Agreement

         The New Rights will be issued pursuant to a Shareholder Protection
Rights Agreement, dated as of May 21, 1998 (the "New Rights Agreement"), between
Sterling and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"). Each
New Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth of a share of Series E Preferred Stock, par value $5.00 per share ("Preferred Stock"), of the Company for $100 (the
"Exercise Price"), subject to adjustment.



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         The New Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, the "Separation Time"):

          (1) The tenth business day after the date on which any Person (as defined in the New Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring
     Person, as defined below, or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred; and

          (2) The Flip-in Date, where the "Flip-in Date" is the tenth business day after the first date after any public announcement by the Company that any Person has become an Acquiring Person (the date of such public announcement being the "Stock Acquisition Date") or such earlier or later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred;

provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided, further, that if a tender or exchange offer referred to in clause (1) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made.

         For purposes of the New Rights Agreement, an "Acquiring Person" is any Person having Beneficial Ownership (as defined in the New Rights Agreement) of
20% or more of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors of the Company ("Voting Stock"), other than

          (1) The Company, any wholly owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company or a wholly owned Subsidiary of the Company;

          (2) Any person who shall become the Beneficial Owner of 20% or more of the outstanding Voting Stock solely as a result of an acquisition of Voting
     Stock by the Company, until such time as such Person shall become the Beneficial Owner (other than through a dividend or stock split) of additional shares of Voting Stock;

          (3) Any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Stock without any plan or intent to seek or affect control of the Company, if such Person promptly enters into an irrevocable commitment to divest, and thereafter promptly divests (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Voting Stock so that such 20% or greater
     Beneficial Ownership ceases; or

          (4) Any Person who Beneficially Owns shares of Voting Stock consisting solely of one or more of (a) shares acquired pursuant to the grant or exercise of an option granted to


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     such Person (an "Option Holder") by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a
     Flip-in Date, (b) shares (or securities convertible into, exchangeable into or exercisable for shares) owned by such Option Holder or its Affiliates or
     Associates at the time of such grant, (c) shares (or securities convertible into, exchangeable into or exercisable for shares) amounting to less than
     1% of the outstanding Common Stock, acquired by Affiliates and Associates of such Option Holder after the time of such grant, and (d) shares (or securities convertible into, exchangeable into or exercisable for Common
     Stock) that are held by such Person in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity, that are Beneficially
     Owned by third persons who are not Affiliates or Associates of such Person or acting together with such Person to hold such shares, or that were acquired by such Person in satisfaction of a debt previously contracted in good faith.

         The New Rights Agreement provides that, until the Separation Time, the
New Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one New Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the New Rights
Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common
Stock outstanding at the Record Time shall also evidence one New Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the New Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time (other than any person whose New Rights have become void pursuant to the New Rights
Agreement).

         The New Rights will not be exercisable until the Business Day (as defined in the New Rights Agreement) following the Separation Time. The New
Rights will expire on the earliest of (the "Expiration Time"):

          (1) The Exchange Time (as defined below);

          (2) The close of business on June 14, 2008;

          (3) The date on which the New Rights are redeemed as described below;
     and

          (4) Immediately prior to the consolidation, merger or share exchange of the Company (a) into another corporation or (b) with another corporation in which the Company is the surviving corporation but the Common Stock is converted into cash and/or securities of another corporation, in either case pursuant to an agreement entered into prior to a Stock Acquisition
     Date.

The Exercise Price and the number of New Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the New Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination


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into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

         If, prior to the Expiration Time, a Flip-in Date occurs, each New Right
(other than New Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which New Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the New Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the New Rights Agreement), on the Stock Acquisition Date that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of Sterling may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding New Rights (other than New Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which New Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per New Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation
Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the New Rights will terminate and each New Right (other than New Rights that have become void) will thereafter represent only the right to receive a number of shares of Common
Stock equal to the Exchange Ratio.

         Whenever the Company shall become obligated, as described in the preceding paragraph, to issue shares of Common Stock upon exercise of or in exchange for New Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-hundredth of a share of Preferred Stock for each share of Common Stock so issuable.

         Before the Expiration Time, the Company may not enter into, consummate or permit to occur a transaction or series or transactions after a Flip-in Date
(each, a "Flip-over Transaction or Event") in which, directly or indirectly:

          (1) The Company shall consolidate or merge or participate in a share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring
     Person controls the Board of Directors of the Company and either (a) any term of, or arrangement concerning, the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (b) the Person with whom such transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate thereof; or

          (2) The Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (a) aggregating more than 50% of the assets (measured by either book value or fair market value) or (b) generating more than 50%


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     of the operating income or cash flow, of the Company and its subsidiaries
     (taken as a whole) to any Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons that are affiliated or associated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company;

in either case until it has entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the New
Rights, providing that, upon consummation or occurrence of the Flip-over
Transaction or Event, (1) each New Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the New Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise
Price and (2) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the New
Rights Agreement. For purposes of the foregoing description, the term "Acquiring
Person" shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

         The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, elect to redeem all (but not less than all) the then outstanding New Rights at a price of $.01 per New Right)
(the "Redemption Price"), as provided in the New Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the New Rights (or, if the resolution of the Board of Directors electing to redeem the New Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the New Rights will terminate and each New Right will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors, for each New Right so held.

         The holders of New Rights will, solely by reason of their ownership of New Rights, have no rights as shareholders of the Company, including, without limitation, the right to vote or to receive dividends.

         The New Rights will not prevent a takeover of Sterling. However, the New Rights may cause substantial dilution to a person or group that acquires 20% or more of the Common Stock unless the New Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the New Rights should not interfere with a transaction that is in the best interests of the Company and its shareholders because the New Rights can be redeemed on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.



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         As of April 30, 1998, there were 20,000,000 shares of Common Stock authorized, of which 8,246,667 shares were issued and outstanding. As long as the New Rights are attached to the Common Stock, the Company will issue one New
Right with each new share of Common Stock so that all such shares will have New
Rights attached.

         The New Rights Agreement (which includes as Exhibit A the forms of
Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Amendment and Terms of the Preferred Stock) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the New Rights is qualified in its entirety by reference to the New Rights
Agreement and such exhibits thereto.

ITEM 6.  Not Applicable.

ITEM 7.  EXHIBITS.

   4.1    New Rights Agreement, which includes as Exhibit A the forms of Rights
          Certificate and Election to Exercise and as Exhibit B the form of Certificate of Amendment and Terms of the Preferred Stock.

   99     Press Release dated May 21, 1998.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STERLING BANCORP



                                      By  /s/ Jerrold Gilbert
                                        ----------------------------------
                                        Name:  Jerrold Gilbert
                                        Title: Executive Vice President, General
                                               Counsel and Secretary




Date:  June 5, 1998



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